Filed pursuant to Rule 497(a)(1)

Registration File No. 333-193374

Rule 482 ad

Capitala Finance Corp. Prices Offering of $100 million in Aggregate Principal Amount of Notes Due 2021

CHARLOTTE, N.C., June 12, 2014 – Capitala Finance Corp. (NASDAQ: CPTA) (the “Company”) today announced that it has priced a registered public offering of $100 million in aggregate principal amount of Notes due 2021 (the “Notes”). The Notes will mature on June 16, 2021, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 16, 2017. The Notes will bear interest at a rate of 7.125% per year payable quarterly on March 16, June 16, September 16 and December 16 of each year, beginning September 16, 2014. The Company also granted the underwriters a 30-day option to purchase up to an additional $15 million in aggregate principal amount of Notes. The Notes have been approved for listing on the New York Stock Exchange and the Company expects trading to commence thereon within 30 days of the original issue date under the trading symbol “CLA.”

Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc. and BB&T Capital Markets are acting as joint book-running managers for the offering. Janney Montgomery Scott LLC, Oppenheimer & Co. Inc., William Blair & Company, L.L.C. and Wunderlich Securities, Inc. are acting as lead managers for the offering. Ladenburg Thalmann & Co., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), J.J.B. Hilliard, W.L. Lyons, LLC and Sandler O’Neill & Partners, L.P. are acting as co-managers for the offering.

The Company intends to use the net proceeds from this offering to make investments in privately held smaller and lower middle-market companies in the United States and for general working capital purposes.

A registration statement relating to the Notes was filed with and declared effective by the Securities and Exchange Commission. The Notes may be sold solely by means of a preliminary prospectus forming part of the effective registration statement and the related final prospectus, copies of which may be obtained, when available, from any of the following investment banks: Deutsche Bank Securities Inc., Attn: Prospectus Group, 60 Wall Street, New York, New York 10005-2836, or by emailing prospectus.cpdg@db.com (telephone number 1-800-503-4611); Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor New York, NY 10019 (telephone number 1-800-966-1559); or BB&T Capital Markets, Attn: Prospectus Group, 901 East Byrd Street, 3rd Floor, Richmond, VA 23219, or by emailing prospectusrequests@bbandtcm.com. Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus dated June 11, 2014, which has been filed with the Securities and Exchange Commission, contains such information and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

About Capitala Finance Corp.

Capitala Finance Corp. is a business development company that invests primarily in traditional mezzanine, senior subordinated and unitranche debt, as well as senior and second-lien loans and, to lesser extent, equity securities issued by smaller and lower middle-market companies. The Company is managed by Capitala Investment Advisors, LLC.

Forward-Looking Statements

This press release contains certain forward-looking statements, including statements with regard to the Company's securities offering and the anticipated use of the net proceeds of the offering. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions and no assurance can be given that the securities offering discussed above will be consummated on the terms described or at all. Completion of the securities offering and the terms thereof are subject to numerous factors, many of which are beyond the control of the Company, including, without limitation, market conditions, changes in interest rates, failure of customary closing conditions and the risk factors and other matters set forth in the Company’s preliminary prospectus dated June 11, 2014. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

SOURCE: Capitala Finance Corp.

Capitala Finance Corp.

Stephen Arnall, Chief Financial Officer

704-376-5502

sarnall@capitalagroup.com